____UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08723

Upright Investments Trust

(Exact name of registrant as specified in charter)

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Address of principal executive offices)(Zip code)

David Y.S. Chiueh

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Name and address of agent for service)

Registrant's telephone number, including area code: 973-533-1818

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

_________________________________________________________________________________________

ANNUAL REPORT

Upright Growth Fund

September 30, 2006

___________________________________________________________________________________________

TABLE OF CONTENTS

Shareholders Letter…………………………………………………………………………………….

1

Schedule of Investments ………………………………………………………………………………

4

Statement of Assets and Liabilities…………………………………………………………………….

 7

Statement of Operations………………………………………………………………………………..

8

Statements of Changes in Net Assets…………………………………………………………………..

9

Notes to the Financial Statements………………………………………………………………………

10

Financial Highlights……………………………………………………………………………………

12

Report of Independent Registered Public Accounting Firm………………………………………….

13

Fund Expense………………………………………………………………………………………….        14

_____________________________________________________________________________________________

November 25, 2006

 Dear Investor:

We are pleased to present you the Annual Report of the Upright Growth Fund for the fiscal year ended September 30, 2006.  The Fund produced a total return of 3.67%.  This compares to 8.7% (excluding dividends) for the S&P 500 (large companies) and 5.47% for the NASDAQ Composite Index (mostly high-tech companies).

Market Review

Dow Jones Index has had a star year in 2006.  It finally broke the record set prior to the 2000 burst and is currently trading at the new high.  Just a year ago, Dow Jones Index was down 1% trailing behind S&P and NASDAQ.  The energy, housing and gold sectors all had a phenomenal year in 2004.  On the contrary in 2006, some of the sectors’ high profile stocks such as Toll Brothers and Newmont Mining dropped more than 30% or 50%.

Portfolio Review

The Fund had a strong start in first quarter with 6.64% growth versus the 3.55% of S&P 500.  There were tremendous amounts of selling pressure and profit taking which caused a slump in the second quarter.  There are two primary reasons why the Fund’s performance is behind S&P Index:

1.

Several of our major holdings such as Sandisk (SNDK); United Healthcare Group (UNH) and Biovail (BVF) did not rebound like the market after the down turn in Q2.

2.

Semi-conductor and its related stocks are still dormant have great potential.  After 7 years of correction, the sector did not perform as expected this year.  However, we anticipate some stocks in its sector to outperform the market in the near future.

There are a number of individual stocks that yield noticeable gains for the Fund.  For example, Pfizer gained 15%, Merck 40%, LSI 31%, IDTI 18%, and APPL 27%.  However, the dominant percentage of the following stocks dampened the overall performance:

Sandisk (SNDK) – It has proven to be a profitable choice.  However, the stock price tends to fluctuate widely.  We will continue to hold SNDK for its upward trend and its leader position in the flash memory market.

Flash memory has a very positive outlook for years to come.  It is a potential device to replace the traditional hard disk.  In addition to the consumer electronic products such as digital camera, MP3, and iPod, Microsoft’s new 2007 operating system, Vista, is one of the main drivers for the demand.  As long as the USB card is attached, the operating system will leverage the memory to optimize the system performance.  Intel’s Robson Project in 2007 goes further to incorporate the flash memory on the motherboard to improve the computer boot-up and software launch efficiency. With the demand of the consumer electronic products and the new generation of PCs coming into the economy, Sandisk will ride the upward wave again.  The temporary price fluctuation may disappoint the Fund’s 2006 year end performance, nevertheless, when it’s earning momentum surges in the future, it will become a contributor to the Fund’s growth again.

United Healthcare Group (UNH) – Prior to the merger with UNH, Pacific Health System (PHS) benefited our Fund 5 to 10 fold.  It has been going through some corrections since the high of $64 in 2006.  With profit taking and the scandal of the CEO backdated his options, the stock is down 35% at around $48.  UNH being one of the largest health care insurers, the stock price is reasonable and worth continuing to hold.

Biovail (BVF) – Biovail is a rare pharmaceutical company which is traded much lower than its deserved value.  Its price was at $28 in summer 2006 and had since decreased to $18.  A peer company to BVF is Andrx which is recently taken over by Watson at $25.  The Fund acquired the stock in the price range of $14 to $17.  Upon our analytical comparison of BVF’s earning and fair market price, it remains a solid holding in the Fund’s portfolio.

Investment Strategies

Our investment strategy is simple: To purchase growth stocks at reasonable or undervalued prices.  We tend not to chase after the hot stocks because of their over valued price and high risk of fluctuations.  Shareholders may wonder why the Fund holds semi-conductor stocks when the market does not seem to favor that particular sector.  Our strategy is to acquire and hold the semi-conductor stocks for its foreseeable turnaround and high profit growth.  Here are two excellent examples:

I.

IDTI – The stock grew 7 times its market value between 1999 and 2000 under Advisor’s Asset Management program.  It took tremendous amount of patience and disciplines to bear loss of this particular stock in the hype of the internet stocks from 1996 to 1998.  It eventually turned around and reached $6 market value in the end of 1998.  We proudly sold it at $45 a year later with no anticipation/prediction that it continued to go up to $103 in six months.  After 7 years of monitoring, the Fund recently acquired the stock again with the price range of $10 to $15.  The forecasted profit for the next two quarters for IDTI is 50%.  We believe it is relatively priced considering its robust growth.

II.

VSH – This stock has been on our tracking monitor for the past ten years.  Between 1996 and 1999, we had a 300% gain with AVS and KEMT which are both VSH’s competitors under Advisor’s Asset Management program.  There has been a recent high demand of capacitor in the market thus we anticipate a healthy rebound of the stock.  VSH’s growth forecast for the next 2 quarters is 150% and 75% respectively.  Its EPS has increased from $0.27 in 2003 to $1.05 in 2006.  The stock price is at $13 recently and is highly possible to climb to $24 in the next three to five years.

Pfizer and Merck have been two of our strong holdings.  Their performances provided solid growth for the Fund in 2006.  We will continue to hold these two stocks while identifying some non-pharmaceutical stocks with sound returns.

Summary

Discipline and patience are the most important keys to our long-term investment success.  At times, it may appear that we are not in the momentum of the market trend.  However, we consistently evaluate the long-term profitability and stability to manage the Fund.  Despite of the temptation of market trends, hot stocks, and momentum, we focus on the quality of the companies and their EPS to decide when to buy and sell.  The approach allowed many of our investors to survive the drastic down market in 2000 and quickly recovered shortly after. Many successful professional investors tend to patiently hold the “winner” stocks till there is a strong reason to sell on a later date.

We appreciate your trust and business in the past.  Again, we look forward to working with you to achieve higher financial results in 2007.

Sincerely,

David Y.S. Chiueh, CFP

Portfolio Manager

S&P 500
12,203.19
Upright
Growth Fund
10,457.31
14,000.00
12,000.00
10,000.00
8,000.00
6,000.00
4,000.00
2,000.00
0.00
Upright Growth Fund
S&P 500
12/22/1999
3/31/2000
6/30/2000
9/30/2000
12/31/2000
3/31/2001
6/30/2001
9/30/2001
12/31/2001
3/31/2002
6/30/2002
9/30/2002
12/31/2002
3/31/2003
6/30/2003
9/30/2003
12/31/2003
3/31/2004
6/30/2004
9/30/2004
12/31/2004
3/31/2005
6/30/2005
9/30/2005
12/31/2005
3/31/2006
6/30/2006
9/30/2006

This chart assumes an initial gross investment of $10,000 made on January 21, 1999 (commencement of operations).  Returns shown assume reinvestment of all dividends.  Performance reflects expense reimbursements and fee waivers in effect and do not reflect the sales charges.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

Average Annual Returns

For the Periods ended September 30, 2006

	1 -Year	3 -Year	5 - Year	Since Inception
Upright Growth Fund	3.57%	7.73%	3.83%	0.56%
S&P 500 Index	10.79%	12.3%	6.97%	2.54%
* Inception January 21, 1999

Schedule of Investments
September 30, 2006

	Number of	Market
	Shares	Value

COMMON STOCKS- 98.88%

Biotechnology- 5.18%
Amgen Incorporated *	5,100	364,803
Forbes Medi-Tech Inc *	35,000	70,000
		434,803

Building Industry- .25%
Champion Enterprises Inc *	3,000	20,700

Computer- 3.47%
Apple Computer Inc *	2,000	153,960
Dell Inc *	6,000	137,040
		291,000

Diversified Company- 3.91%
General Electric Company	2,000	70,600
Manitowoc Company Inc	2,000	89,580
Tyco Intl Ltd New	6,000	167,940
		328,120

Electronic- 10.99%
Corning Inc *	10,000	244,100
Entegris Inc *	6,000	65,460
Omnivision Technologies *	6,500	92,755
Sanmina Corp *	23,450	87,703
Vishay Intertechnology *	29,000	407,160
Vitesse Semiconductor *	25,000	24,750
		921,928

Energy- 1.05%
A E S Corp *	3,000	61,170
El Paso Corporation	2,000	27,280
		88,450

Financial Service- 1.18%
Citigroup Inc	2,000	99,340

Furniture- .50%
La-Z-Boy Inc	3,000	41,880

Healthcare- 6.04%
Unitedhealth Group Inc	10,300	506,760

Industrial Service- .40%
Allied Waste Industries *	3,000	33,810

Leisure- 1.12%
Brunswick Corp	3,000	93,570

Medical- 22.03%
Andrx Group *	23,000	561,890
Biovail Corp	20,000	304,800
Merck & Co Inc	6,000	251,400
Pfizer Incorporated	25,000	709,000
Stemcells Inc *	10,000	21,300
		1,848,390

Networks- .52%
Cisco Systems Inc	1,900	43,662

Retail- 1.00%
Petsmart Inc	2,000	55,520
Timberland Co *	1,000	28,770
		84,290

Semiconductor- 21.29%
Applied Materials Inc	5,000	88,650
Conexant Systems Inc *	30,000	60,000
Cypress Semiconductor *	5,000	88,850
Integrated Device Technology, Inc *	20,000	321,400
Intel Corp	12,000	246,840
LSI Logic Corp *	29,000	238,380
Micron Technology Inc. *	21,000	365,400
Silicon Motion Technology *	6,000	99,780
Taiwan Semiconductor ADR	9,869	94,742
Texas Instruments Inc	5,500	182,875
		1,786,917

Software & Services- 2.11%
Oracle Corporation	10,000	177,400

Storage Technology- 14.57%
EMC Corp Mass *	16,000	191,680
Komag Inc New *	5,000	159,800
Network Appliance Inc *	4,000	148,040
Sandisk Corp *	13,500	722,790
		1,222,310

Telecommunication- 2.90%
DirecTV Group Inc	4,000	78,720
Nokia Corp Spon ADR	7,000	137,830
Utstarcom Inc *	3,000	26,610
		243,160

Tobacco- .36%
Altria Group Inc	400	30,624

Total Common Stocks (Cost $7,185,642)		8,297,114

Short Term Investments- 5.30%
U.S. Bank- First American Prime Obligations		444,572

Total Investments (Cost $7,630,214)		8,741,686

Other Assets less Liabilities- (4.18%)		(350,369)

Total Net Assets- 100%		8,391,317

* Non-income producing security
ADR - American Depository Receipt

See accompanying notes to financial statements.

Statement of Assets and Liabilities
September 30, 2006

ASSETS:
Investments, at market value (identified cost $7,630,214)	$ 8,741,686
Dividends and interest receivable	3,840
Receivable for investment sold	86,686

Total Assets	8,832,212

LIABILITIES:
Investment advisory fees accrued	30,752
Payable for investments purchased	381,125
Insurance fees accrued	1,350
Administrative fees accrued	9,225
Custody fees accrued	1,876
Professional fees accrued	10,726
Trustee fees accrued	1,179
Registration fees accrued	3,204
Other	1,458

Total Liabilities	440,895

NET ASSETS	8,391,317

NET ASSETS CONSIST OF:
Capital stock, par value $1.00 per share, unlimited
number of shares authorized, 803,593 shares issued
and outstanding	$ 803,593
Additional paid-in capital	7,006,359
Accumulated undistributed:
Net investment loss	(418,880)
Net realized loss on investment transactions	(111,227)
Net unrealized appreciation on investments	1,111,472

Total Net Assets	8,391,317

Net Asset Value, redemption price per share	10.44

See accompanying notes to financial statements.

Statement of Operations
September 30, 2006

INVESTMENT INCOME:
Dividend income	$ 71,283
Interest income	8,226

Total investment income	79,509

EXPENSES:
Investment advisory fees	122,513
Administrative fees	36,754
Custody fees	1,549
Professional fees	17,125
Trustee fees	1,210
Registration fees	400
Insurance fees	870
Other	33

Total expenses	180,454

NET INVESTMENT LOSS	(100,945)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	73,671
Change in unrealized appreciation on investments- net	287,079

Total realized and unrealized appreciation on invesments- net	360,750

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$259,805

See accompanying notes to financial statements.

Statement of Changes in Net Assets
September 30, 2006

	For the Years Ended
	September 30,
	2006	2005
OPERATIONS
Net investment loss	$ (100,945)	$ (103,514)
Net realized gain (loss) on investment transactions	73,671	(86,263)
Net unrealized appreciation on investments	287,079	1,021,693

Net increase in net assets from operations	259,805	831,916

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,005,765	1,558,655
Payments for shares redeemed	(351,864)	(609,569)

Net increase in net assets from capital share transactions	653,901	949,086

TOTAL INCREASE IN NET ASSETS	913,706	1,781,002

NET ASSETS:
Beginning of period	7,477,611	5,696,609

End of period	$8,391,317	$7,477,611

CHANGES IN SHARES OUTSTANDING
Shares sold	93,259	162,924
Shares redeemed	(31,878)	(63,380)

Net increase in shares outstanding	61,381	99,544

Note- the Fund had no undistributed net investment income, accumulated loss, or accumulated distributions in excess of net investment income for each of the periods presented.

See accompanying notes to financial statements.

Upright Growth Fund

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2006

 1. ORGANIZATION

The Upright Investments Trust (“the Trust) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management investment company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles.

a)   Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.  Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices.  Debt securities which will mature in more than 60 days are valued at the latest bid prices furnished by an independent pricing service.  Short-term instruments with a remaining maturity of 60 days are valued at the latest bid prices furnished by an independent pricing service. Short-term instruments with a remaining maturity of 60 days are valued at amortized cost, which approximates market value.  Other assets and securities for which no quotations are        readily available are valued at fair value as       determined by the Upright Financial Corporation

        (“Adviser”) in accordance with procedures       approved by the Board of Directors.

b)   Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.  At September 30, 2006, the Fund had a net capital loss carryover of approximately $111,227 expiring as follows: 2012-$24,964 and 2013- 86,263.

c)

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, are declared at least annually.  Distributions are recorded on the ex-dividend date.

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses.

d)     Other - Investment and shareholder transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

e)

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of         the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

f)   Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Upright Growth Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2006

g)

Securities Sold Short - The Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination.  The Fund records a realized gain or loss when the short position is closed out.  The fund did not have any open short positions at September 30, 2005.

h)

Securities Purchased on Margin – The Fund may purchase securities on margin in which case the Fund does not fully pay for securities purchased and borrows amounts to settle the purchase.  No securities were purchased on margin at September 30, 2005.

3. INVESTMENT TRANSACTIONS

 The aggregate amounts of security transactions during the year ended September 30, 2006 (excluding repurchase agreements and short-term securities), were as follows:

	Other than U.S. Govt. Securities	U.S. Govt. Securities
Purchases	$ 3,980,258	-
Proceeds from sales	(2,408,690)	-

As of September 30, 2006, the gross unrealized appreciation for all securities totaled $1,539,643 and the gross unrealized depreciation for all securities totaled $ 428,171 or a net unrealized appreciation of $1,111,472 for tax purposes. The aggregate cost of securities for federal income tax purposes at September 30, 2006 was $7,630,214.  During the year ended September 30, 2006, the Fund paid no dividends nor did it have distributable earnings.

4. INVESTMENT ADVISORY AND OTHER               AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.50% of its daily net assets.  The Fund has accrued $ 30,752 of adviser fees through September 30, 2006.  During the year ended September 30, 2006 the fund paid $141,801 in advisory fees.

Upright Financial Corporation is the Fund’s administrator (the“Administrator”). As compensation for services rendered to the Fund, the Administrator is entitled to receive a fee calculated at an annual rate of. 45% of its daily net assets.  The Fund has accrued $ 9,225 of administrative fees through September 30, 2006. During the year ended September 30, 2006, the Fund paid $42,540 in administrative fees.

Mutual Shareholder Services serves as transfer agent and Fifth Third Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund

5. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	For the year ended September 30, 2006		For the year ended September 30, 2005
Shares sold	93,259	$ 1,005,765	162,924	$1,558,655
Shares redeemed	31,878	351,864	63,380	609,569
Net capital share Transactions	61,381	$ 653,901	99,544	$ 949,086

6. RECENT ACCOUNTING PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48").  FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

Upright Growth Fund

Financial Highlights
Selected data for a share outstanding throughout each year.

	Year Ended September 30,
	2006	2005	2004	2003	2002
PER SHARE DATA
Net asset value, beginning of year	$ 10.07	$ 8.86	$ 8.35	$ 5.51	$ 8.65

Investment operations:
Net investment loss	(0.13)	(0.15)	(0.14)	(0.12)	(0.09)
Net realized and unrealized gain
(loss) on investments	0.50	1.36	0.65	2.96	(3.05)

Total from investment operations	0.37	1.21	0.51	2.84	(3.14)

Less distributions from net invesment income	-	-	-	-	-

Net asset value, end of year	$ 10.44	$ 10.07	$ 8.86	$ 8.35	$ 5.51

TOTAL RETURN	3.67%	13.64%	6.11%	51.54%	(36.24%)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	8,391	7,478	5,696	3,845	2,186

Ratio of net expenses to average net assets	2.21%	2.28%	2.15%	2.48%	2.24%
Ratio of net investment income (loss) to
average net assets	(1.65%)	(2.20%)	(1.55%)	(2.38%)	(1.91%)
Ratio of net expenses to average net assets
(without fee waiver)	2.21%	2.28%	2.15%	2.48%	2.24%
Ratio of net investment income (loss) to
average net assets (without fee waiver)	(1.65%)	(2.20%)	(1.55%)	(2.38%)	(1.91%)
Portfolio turnover rate	30.87%	55.49%	37.76%	20.40%	9.52%

Note: The fund used average share method to calculate selected data for a share outstanding throughout each year

Upright Growth Fund

Meyler & Company, LLC

Certified Public Accountants

One Arin Park

1715 Highway 35

Middletown, NJ 07748

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees

Upright Growth Fund

Livingston, New Jersey

We have audited the accompanying statement of assets and liabilities of the Upright Growth Fund (the “Fund”), including the schedule of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Upright Growth Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Meyler & Company, LLC

Middletown, NJ

November 22, 2006

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as sales charge if applied, and (2) ongoing costs, including investment advisory fees and other fund expenses. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2006 through September 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, then multiply the result by the number in the first line under the heading entitled “Expensed Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Upright Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2006	September 30, 2006	April 1, 2006 to September 30, 2006

Actual	$1,000.00	$929.65	$10.66
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.60	$11.13

* Expenses are equal to each Fund's annualized expense ratio of 2.21%, multiplied by the average account value over the period, Multiplied by 183/366 (to reflect the one-half year period).

UPRIGHT GROWTH FUND

 Security Holdings By Industry Sector

September 30, 2006

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities represent a percentage of the portfolio investments.

Upright Growth Fund

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is not part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 615 west Mt. Pleasant Ave Livingston, NJ 07039 Year of Birth: 1957	Trustee since 1998; Chairman of the Board and Chief Executive Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
Wellman Wu Kam Man Food Inc. 511 Old Post Road Edison, NJ 08817 Year of Birth: 1942	Trustee since 1998

President of Kam Man Food Corp. in New Jersey since 1996 and Vice-president of Kam Man Food Inc in New York since 1972. He also served as President of Kam Kuo Food Corp. in New York since 1992. The Kam Man Group is one of biggest supermarket of Chinese food in east coast.

None
Carol Jou 63 Mcclellan Ave Livingston, NJ 07039 Year of Birth: 1964	Trustee since December 2005	IT application systems Engineer, Schering-Plough Pharmaceutical Corporation, Kenilworth (2005 to present); IT application systems Engineer, Novartis Pharmaceutial Corporation (2001 to 2005)	None

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

615 West Mt. Pleasant Avenue

Livingston, NJ 07039

Custodian

US Bank

1555 N. River Center Drive

Milwaukee, WI 53212

Independent Auditors

Meyler & Company, LLC

One Arin Park

1715 Highway 35

Middletown, NJ 07748

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Trustees

David Y.S. Chiueh

Wellman Wu

Carol Jou

Upright Growth Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Trustee

Date: December 6, 2006

By : /s/ Wellman Wu

Wellman Wu

Chief Financial Officer

Date: December 6, 2006

Upright Growth Fund

Item 2. Code of Ethics.

(a)   As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)   Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)   Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)   Compliance with applicable governmental laws, rules, and regulations;

(4)   The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)   Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors has created a permanent audit committee, on 10/10/03,  the head is Mr. Wellman Wu, who is qualified as financial expert under current SEC regulations.   He has more than 15 years experience of actively supervising a principal financial officer and controller. Each member of the audit committee is “independent”, as that term is defined under applicable law.  The audit committee meets at least annually with the independent accountants (CPA) and executive officers of the Company.  The audit committee reviews, among other matters, the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit and committee are reported to the full Board.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

FY 2006

$ 8,000

FY 2005

$ 7,500

Upright Growth Fund

(b) Audit-Related Fees

FY 2006

$ 0

FY 2005

$ 0

Nature of the fees:

N/A

(c) Tax Fees

FY 2006

$ 0

FY 2005

$ 550

Nature of the fees:

N/A

(d)  All Other Fees

FY 2006

$ 0

FY 2005

$ 0

Nature of the fees:

N/A

(e)

(1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Percentages of Services Approved by the Audit Committee

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)   The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

FY 2005

$ 0

FY 2004

$ 0

(h)  The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)   Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)   There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) EX-99.CODE ETH.  Filed herwith.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

Upright Growth Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: December 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date

By : /s/ Wellman Wu

Wellman Wu

Chief Financial Officer

Date: December 6, 2006

* Print the name and title of each signing officer under his or her signature.